Income Tax Provision	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
INCOME TAX PROVISION

NOTE 10 – INCOME TAX PROVISION

For the years ended December 31, 2019 and 2018, income taxes expense consisted of:

	Year Ended December 31,
Current:	2019	2018
Federal	241,252	-
State	-	-
Total Current	241,252	-

Deferred:
Federal	-	-
State	-	-
Total Deferred	-	-

Total	241,252	-

The Company's pre-tax losses were $12,846,923 and $2,628,817 for the years ended December 31, 2019 and 2018, respectively, and were generated entirely in the United States.

A reconciliation of the statutory federal income tax with the provision for income taxes is as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
Federal tax at statutory rate	$(2,697,854)	21.0%	$(190,771)	21%

Nondeductible expenses	$2,952,759	-23.0%	$-	0.0%
State taxes, including NOL true up	$(491,230)	3.8%	$-	0.0%
Derivative liability	$63,306	-0.5%	$-	0.0%
Other	$(63,861)	5%	$-	0.0%
Increase in Valuation Allowance	$478,132	3.7%	$190,771	-21.0%

Tax Provision	$241,252	-1.8%	$0	0.0%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and for income tax purposes, as well as tax loss and tax credit carryforwards. The components of the Company's deferred tax assets were as follows at December 31, 2019 and 2018.

	December 31,
	2019	2018

Deferred tax assets
Net operating loss carryforwards	678,000	201,770
Derivative liability	27,000	-
Right of use asset	10,000	-
Total deferred tax assets	715,000	201,770
Deferred tax asset valuation allowance	(642,000)	(201,770)
Net deferred tax assets	73,000	0

Deferred tax liabilities
Lease liability	(10,000)	-
Convertible notes	(63,000)	-
Net deferred tax assets	-	-

At December 31, 2019, the Company had federal net operating loss carryforwards of $1,044,230, of which $82,203 begin to expire in 2037 and $962,027 have an indefinite carryforward.

At December 31, 2019, the Company had state net operating loss carryforwards of $5,764,000, some of which have an indefinite carryforward period, and others that begin to expire in 2037.

As required by ASC 740,"Accounting for Income Taxes," valuation allowances are provided against deferred tax assets when, based on all available evidence, it is considered more likely than not that some portion or all of the recorded deferred tax assets will not be realized in future periods. Management has evaluated the positive and negative evidence bearing upon the realizability of its deferred tax assets, and has determined that it is more likely than not that the Company will not realize the benefits of its deferred tax assets. Accordingly, a valuation allowance has been established for the full amount of these deferred tax assets. The valuation allowance increased by approximately $478,000 in 2019 due primarily to the generation of net operating losses during the year.

As the Company operates in the cannabis industry, it is subject to the limitations of IRC Section 280E under which the Company is only allowed to deduct expenses directly related to sales of product. This results in permanent differences between ordinary and necessary business expenses deemed non-allowable under IRC Section 280E. Therefore, the effective tax rate can be highly variable and may not necessarily correlate with pre-tax income or loss.

The Company files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by federal and state jurisdictions, where applicable. There are currently no pending tax examinations. The Company is thus still open to examination from tax year 2015 for both federal and state jurisdictions. Neither of the Company's Federal or State tax returns are currently under examination.

The Company has previously adopted ASC 740-10-25 Accounting for Uncertainty in Income Taxes, an interpretation of ASC 740. This guidance prescribes a threshold for the financial statement recognition and measurement of an uncertain tax position taken or expected to be taken in a tax return. It also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosures and transitions. The resolution of tax matters is not expected to have a material effect on the Company's financial statements and as of December 31, 2019 and 2018, the Company had not accrued uncertain tax positions. The Company's policy is to record interest and penalties related to income taxes as part of the tax provision. There were no interest and penalties pertaining to uncertain tax positions in 2018 and 2017.

Utilization of the net operating loss carryforwards are subject to review and possible adjustment by the Internal Revenue Service and state tax authorities. These carryforwards may become subject to a substantial annual limitation under Sections 382 and 383 of the Internal Revenue Code of 1986 ("the Code") due to certain ownership change limitations that have occurred previously or that could occur in the future. These limitations are based on certain cumulative change in ownership interests of significant shareholders over a three-year period in excess of 50%, as defined in the Code, as well as similar state provisions. This may limit the amount of net operating loss carryforwards that can be utilized annually to offset future taxable income. The Company has not completed a study to assess whether an ownership change has occurred, or whether there have been multiple ownership changes since its formation, due to significant complexity and related costs associated with such a study. There also could be additional ownership changes in the future which may result in additional limitations on the utilization of NOL carryforwards.